UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Emergent BioSolutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 16, 2026, Emergent BioSolutions Inc. sent the following message to its employees.

Annual Meeting of Stockholders Coming Up, A Reminder to Vote

The 2026 annual meeting of Emergent stockholders will be April 29, 9 a.m. Eastern Time.

The big picture: If you are an eligible shareholder (vested shares as of March 6, 2026), be sure to vote.

•	Even if you can’t attend the virtual meeting, you can still vote by proxy.

What’s next: Look for an E*TRADE email with details on how to vote.

•	Search your inbox for the email from id@proxyvote.com.

If you’re having trouble with account access, contact customer service.